UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2016

MONSTER WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Boston Post Road, Building 15 Weston, Massachusetts	02493

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 461-8000
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Merger
On August 8, 2016, Monster Worldwide, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Randstad North America, Inc., a Delaware corporation (“Parent”), and Merlin Global Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will commence a tender offer to purchase any and all of the issued and outstanding shares of common stock of the Company, par value $0.001 per share (each a “Share”), at a purchase price of $3.40 per Share (the “Offer Price”), payable to the holder thereof in cash, without interest and less any applicable withholding taxes (the “Offer”).
Following the consummation of the Offer, Merger Sub will merge with and into the Company (the “Merger”) in accordance with the Merger Agreement and under Section 251(h) of the General Corporation Law of the State of Delaware, and the Company will survive the Merger as a wholly-owned subsidiary of Parent. At the effective time of the Merger (the “Effective Time”), each Share that is not tendered and accepted pursuant to the Offer (other than Shares held by Parent, Merger Sub or the Company or their direct or indirect wholly-owned subsidiaries and Shares held by stockholders who are entitled to demand and who have properly and validly perfected their statutory rights of appraisal) will be converted into the right to receive an amount equal to the Offer Price (the “Merger Consideration”), payable to the holder thereof in cash, without interest and less any applicable withholding taxes.
The board of directors of the Company (the “Company Board”) has unanimously approved the Merger Agreement and recommends that the holders of Shares accept the Offer and tender their Shares to Merger Sub pursuant to the Offer.
The obligation of Merger Sub to purchase Shares tendered in the Offer is subject to customary closing conditions, including (i) that the number of Shares validly tendered and not withdrawn in accordance with the terms of the Offer, together with the Shares then-owned by Parent, Merger Sub or any of their respective wholly-owned subsidiaries, equals at least one Share more than half of the sum of (without duplication) (A) all Shares then outstanding (including all outstanding Company Restricted Shares (as defined in the Merger Agreement)) plus (B) all Shares issuable to holders of the Company’s 3.50% convertible senior notes due 2019 from whom the Company has received duly completed notices of exercise plus (C) all Shares issuable to holders of Company Stock Options (as defined in the Merger Agreement), and (ii) (A) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and (B) the approval of the relevant authority pursuant to Council Regulation 139/2004 of the European Union (“EU Merger Regulation”). The obligations of Parent and Merger Sub to complete the Offer and the Merger are not subject to any financing condition.
The Merger Agreement includes certain representations, warranties and covenants of the parties. Among them, the Company has agreed to conduct its operations in the ordinary course during the period between the execution of the Merger Agreement and the Effective Time.
Pursuant to the “no shop” provision in the Merger Agreement, the Company will become subject to customary “no shop” restrictions on its and its representatives’ ability to solicit, discuss, or negotiate alternative acquisition proposals from third parties, subject to exceptions for acquisition proposals that the Company Board has determined constitutes or would reasonably be expected to lead to a “Superior Proposal” (as defined in the Merger Agreement) (the “No Shop Provisions”).
The Merger Agreement includes customary termination rights for both the Company and Parent including, among others, the right to terminate in the event that the Merger has not been consummated on or before November 30, 2016, provided that this date will be automatically extended to January 31, 2017 if the closing conditions regarding the HSR Act or EU Merger Regulation have not been met. Additionally, the Company has agreed to pay Parent a termination fee of $9,000,000 in cash upon termination of the Merger Agreement under certain specified circumstances, including in connection with a termination of the Merger Agreement by the Company to accept a competing transaction proposal, a change in the Company Board’s recommendation that the Company’s stockholders tender their Shares in the Offer, or a material breach by the Company of the No Shop Provisions.
The foregoing description of the Merger Agreement and the transactions contemplated as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors and stockholders with information regarding its terms and is not intended to provide any factual information about the Company, Parent or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by the Company’s stockholders or other security holders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by the Company’s stockholders or other security holders. The Company’s stockholders or other security holders are not third-party beneficiaries under the Merger Agreement (except with respect to, (i) from and after the consummation of the Offer, the rights of the holders of Shares accepted for payment in the Offer to receive the Offer Price, as provided in Article 2 of the Merger Agreement and in accordance with the Offer, and (ii) from and after the Effective Time, the rights of the former holders of Shares and the holders of other Company Securities (as defined in the Merger Agreement) to receive the Merger Consideration or such other payments as provided and to the extent set forth in Article 2 of the Merger Agreement) and such stockholders or other security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or circumstances of the Company, Parent or Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures.
Amendment of Credit Agreement
On August 8, 2016, the Company entered into a Third Amendment (the “Third Amendment”) to the Third Amended and Restated Credit Agreement, dated as of October 31, 2014 (as amended, modified or supplemented, the “Credit Agreement”), among the Company, certain of its subsidiaries, Bank of America, N.A., as administrative agent, swing line lender and l/c issuer, and the other lenders party thereto.
The Third Amendment modified (i) the definition of “Change of Control” in the Credit Agreement so that the execution of the Merger Agreement would not constitute a Change of Control and (ii) the prohibition against the Company entering into agreements that limit the Company or its subsidiaries’ ability to subject their properties to certain liens so that the execution of the Merger Agreement would not constitute a breach of this prohibition.
No other material terms of the Credit Agreement changed in connection with the Third Amendment.
The foregoing description of the Third Amendment as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Third Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On August 9, 2016, the Company announced its results of operations for the quarter and six months ended June 30, 2016. A copy of the Company’s press release announcing its results of operations is attached hereto as Exhibit 99.1.
The information furnished under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 5.03    AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On August 7, 2016, the Company Board amended the Company’s Amended and Restated Bylaws (the “Bylaws”) to implement an exclusive forum provision.
New Article VIII, Section 7 of the Bylaws provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving the Company will be the state courts of the State of Delaware in and for New Castle County (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).
The foregoing description of the Bylaws as set forth in this Item 5.03 is a summary only and is qualified in all respects by the provisions of the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated by reference herein.
ITEM 7.01    REGULATION FD DISCLOSURE.
Attached as Exhibit 99.2 is a copy of the joint press release issued by the Company and Parent on August 9, 2016 announcing the execution of the Merger Agreement.
The information furnished under this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Notice to Investors
The tender offer for the outstanding common stock of Monster Worldwide, Inc. has not yet commenced. This communication is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any securities of Monster Worldwide, Inc. The solicitation and offer to buy common stock of Monster Worldwide, Inc. will only be made pursuant to an Offer to Purchase and related materials. At the time the tender offer is commenced, Randstad North America, Inc. and Merlin Global Acquisition, Inc. will file with the SEC a tender offer statement on Schedule TO, including an offer to purchase, letter of transmittal and related tender offer documents, and Monster Worldwide, Inc. will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Investors are urged to read these materials when they become available, as well as any other relevant documents filed with the SEC when they become available, carefully and in their entirety because they will contain important information, including the terms and conditions of the tender offer. Investors may obtain a free copy of the Solicitation/Recommendation Statement and other documents (when available) that Monster Worldwide, Inc. files with the SEC at the SEC’s website at www.sec.gov, or free of charge from Monster Worldwide, Inc. at http://ir.monster.com/.
Cautionary Statement Regarding Forward-Looking Statements
Statements in this announcement regarding the proposed transaction, the expected timetable for completing the proposed transaction, future financial and operating results, future capital structure and liquidity, benefits of the proposed transaction, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of the Company constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets” and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: uncertainties as to the timing of completion of the proposed transaction, the ability to obtain requisite regulatory approvals, the tender of a majority of the outstanding shares of common stock of Monster Worldwide, Inc., the possibility that competing offers will be made and the satisfaction or waiver of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers; and the other factors and financial, operational and legal risks or uncertainties described in the Company’s public filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q, as well as the tender offer documents to be filed by Randstad North America, Inc. and the Solicitation/Recommendation Statement to be filed by Monster Worldwide, Inc. Monster Worldwide, Inc. disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of August 8, 2016, by and among Randstad North America, Inc., Merlin Global Acquisition, Inc. and the Company.
3.2	Amended and Restated Bylaws of the Company, as amended effective August 7, 2016.
10.1	Third Amendment to Third Amended and Restated Credit Agreement, dated as of August 8, 2016, by and among the Company and the lenders party thereto.
99.1	Press Release of the Company Issued on August 9, 2016 Reporting the Company’s Results for the Quarter and Six Months Ended June 30, 2016.
99.2	Joint Press Release of the Company and Randstad North America, Inc. Issued on August 9, 2016.

*	Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Executive Vice President, General Counsel and Secretary
Date: August 9, 2016

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of August 8, 2016, by and among Randstad North America, Inc., Merlin Global Acquisition, Inc. and the Company.

3.2	Amended and Restated Bylaws of the Company, as amended effective August 7, 2016.

10.1	Third Amendment to Third Amended and Restated Credit Agreement, dated as of August 8, 2016, by and among the Company and the lenders party thereto.

99.1	Press Release of the Company Issued on August 9, 2016 Reporting the Company’s Results for the Quarter and Six Months Ended June 30, 2016.

99.2	Joint Press Release of the Company and Randstad North America, Inc. Issued on August 9, 2016.

*	Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.